UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of registrant as specified in charter)

425 South Financial Place

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Douglas M. Jackman

Thomas White International, Ltd.

425 South Financial Place

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/1/2020 – 10/31/2021

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT

OCTOBER 31, 2021

INTERNATIONAL FUND

AMERICAN OPPORTUNITIES FUND

Message to Shareholders

Dear Thomas White Funds Shareholders:

We want to begin by hoping you, your family, and friends have remained safe and healthy over these past 12-months. From the onset of the discovery of the COVID-19 virus, normality as we knew it could be forever changed. Our daily personal and professional lives were interrupted but adapting to these changes has, in some aspects, positively impacted our daily routines. At Thomas White International, we are honored to have been able to work with our clients to help navigate this environment. We appreciate your long-time confidence and look forward to continuing to work with you.

The 2020-21 fiscal year continued to build upon the momentum global markets exhibited from the recovery that began in the second quarter of 2020. For the 12-month period ended October 31, 2021, the Russell Midcap Index rose +45.4% while the MSCI All Country World ex US Index returned +29.6%. During this same period, bond markets were generally flat to negative. Easy monetary policy across the globe created a favorable economic environment for equity markets and other assets such as housing but we expect these monetary policies to abate as inflation for wages, commodities and services are expanding beyond central bank targets in the U.S. and many other major economies. We would note that without this stimulus, the economic recovery could have been much slower and the negative effects of unemployment and bankruptcies more severe.

Outside of the U.S., many developed countries have lagged the domestic economic recovery due to slower vaccination rates and smaller-scale fiscal spending. We believe that could change leading into 2022 as many countries have been opening up in the second half of 2021 and governments have increased fiscal spending on a targeted basis. Economies opening up could be derailed by the impact of variant strains such as Delta or Omicron, but governments have largely followed best practices in trying to get their populations vaccinated to allow their borders and economies to reopen. The varying fiscal approaches led to differing economic recoveries as the U.S. opted to provide stimulus funds to businesses as well as mailing checks directly to individuals. Europe has primarily utilized stimulus through infrastructure spending with their recently implemented $900B regional recovery fund leading to Gross Domestic Product (GDP) growth above 4%.

One challenge this pandemic has illuminated is the fragility of the global supply chain. The modern global economy is highly integrated and as countries shut down their economies, it created major supply disruptions. Manufacturing shutdowns were later compounded by labor shortages and logistical bottlenecks. Surging demand for goods but a shortage of inputs ranging from

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commodities to semiconductor chips has created month-long manufacturing delays, leading to higher inflation across the globe. Re-examining these supply chains and the ability to control logistics channels could create investment opportunities as more stable supply systems would likely require new infrastructure investments, while potentially underpinning higher input costs.

Geopolitics continue to play an outsized role in financial markets. For example, tensions between the U.S. and China remain despite the change in the political party holding the presidency in the U.S. Fears of the delisting of large Chinese companies like Alibaba, PDD and Tencent persist based on the potential actions of governments in both countries. The Chinese government has also imposed its own internal policies surrounding their Common Prosperity approach which has constrained growth at many of the largest Chinese companies. Conversely, the U.S. has approached its allies regarding the removal of tariffs and other policies imposed by the previous administration which has created positive investment and growth opportunities within countries like Germany, Canada and Mexico.

Navigating the Markets in 2022 and Beyond

Looking forward over the next one to three years, we remain optimistic that central banks are continuing to employ lessons learned from mistakes made over the past twenty years, such as not choking off economic growth too quickly as they begin the process of tightening monetary policy. Due to the ever changing COVID-19 environment, monetary policy is expected to be dynamic but should lead to a favorable investing environment in 2022.

As we have learned in past investment cycles, maintaining a sharp focus on valuation and growth metrics are key to capturing value in these markets. Due to $4 trillion in fiscal stimulus in the U.S. over the past two years, there have been almost literal piles of cash available, and combined with low cost capital by leveraging through debt, this stimulus has propelled valuations in some areas to levels not seen since the turn of the last century. Trends such as the utilization of special purpose acquisition companies (SPACs)* in the past two years, seeing new initial public offerings (IPOs) double or triple in value only to fall 50% below those levels within months, reflects a level of speculation we have not seen since the Technology Bubble of the late 1990s. On the other hand, we see valuations in non-U.S. markets at the widest discount to the U.S. in over a decade. Companies within areas like financials, real estate investment trusts (REITs) and industrials remain at compelling valuations, in our opinion.

The U.S. economy is entering an environment where inflation has risen to levels not seen in nearly 40 years. While commented to be transitory by the Federal Reserve, the Fed governors face an unfamiliar paradigm. There could be bumps in the road but we believe it creates opportunities to focus on well run businesses that embrace technological change to improve their margins and operational efficiencies. Our deeply experienced investment team has managed client portfolios through many different investment cycles over the past twenty-five years. In the

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end, we believe it is important to maintain your investment discipline and to focus on a company’s ability to generate future growth and cash flow.

We believe 2022 and beyond holds promise as the global economy rapidly adapts to the changing economic and political landscape. We want to thank all of our shareholders for your continued trust in our firm as we remain committed as ever to helping you achieve your long-term investment goals. Please feel free to visit our website www.thomaswhitefunds.com for our quarterly market reviews and commentaries, or call us at 1-800-811-0535 with any questions.

Douglas M. Jackman, CFA

President and Portfolio Manager

Thomas White International and Thomas White Funds

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

This report is for the information of shareholders of the Thomas White Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investing in small and mid-cap companies can involve more risk than investing in larger companies.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to a Fund. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

*Whether you are investing in a SPAC by participating in its IPO or by purchasing its securities on the open market following an IPO, you should carefully read the SPAC’s IPO prospectus as well as its periodic and current reports filed with the SEC pursuant to its ongoing reporting obligations.

While there are no sales charges, management fees and other expenses still apply. Please refer to the prospectus for further details.

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THOMAS WHITE INTERNATIONAL FUND

	(Unaudited) Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Gross Operating Expenses[1]	Net Operating Expenses[1]
Investor Class	None	None	Up to 0.25%	None	1.63%	1.24%
Class I	None	None	None	None	1.44%	0.99%

1 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class and Class I shares exceed (as a percentage of average daily net assets) 1.24% and 0.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2022. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees. The net expense ratio is applicable to investors.

	Net Asset Value per Share (NAV)	Net Assets	Redemption Fee*	Portfolio Turnover
Investor Class	$18.51	$20.3 million	2.00%	49%
Class I	$18.50	$71.7 million	2.00%

* On shares purchased and held for less than 60 days (as a percentage of amount redeemed, if applicable).

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THOMAS WHITE INTERNATIONAL FUND

Total Returns as of October 31, 2021 (Unaudited)
			Annualized
Class	Sales Charge	1 Yr	5 Yrs	10 Yrs

Investor Class shares (TWWDX)	None	27.92%	8.71%	5.38%

Class I shares[1] (TWWIX)	None	28.21%	8.97%	5.62%

MSCI All Country World ex US Index[2]	N/A	29.66%	9.77%	6.66%

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns of each share class reflect differences in expenses applicable to each class which are primarily differences in service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

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OCTOBER 31, 2021

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2021. It assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten-year return was 68.81% for the Fund’s Investor Class shares and 90.57% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was 6.84%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses.

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THOMAS WHITE INTERNATIONAL FUND

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies located in emerging market countries.

Portfolio Managers

Wei Li, Ph.D., CFA

Douglas M. Jackman, CFA

Jinwen Zhang, Ph.D., CFA

John Wu, Ph.D., CFA

Rex Mathew, CFA, CMA

Performance Review

The Thomas White International Fund Class I shares returned +28.21% for the one-year period ended October 31, 2021, compared to +29.66% for the benchmark MSCI All Country World ex US Index.

The swift post-pandemic global economic recovery, aided by substantial monetary and fiscal policy support, helped international equities to strong gains during the one-year review period. News of successful vaccine development and hopes of a quick rollout of vaccination programs in the developed countries drove equity gains during the initial months of the review period. Despite the positive economic trends, governments and central banks persisted with supportive policy measures. Faster than expected corporate earnings recovery across most sectors also kept investor sentiment buoyant for most of the period. Rising inflation risks made investors more cautious in recent months, though most central banks believe inflation will moderate by the second half of 2022.

Portfolio Review

Stock selection was positive in the industrials, consumer staples, financials and technology sectors. At the region/country level, selection was positive in both developed and emerging Europe, Brazil, Korea and Japan. Selection was less effective in China, Canada and India. Ineffective stock selection in the consumer discretionary, communication services and utilities sectors hurt the Fund’s relative performance against the benchmark. Being underweight the energy and financials sectors also detracted from relative returns for the one-year period.

ASML Holding, the world’s leading manufacturer of semiconductor lithographic equipment, contributed the most to Fund returns for the year as it exceeded earnings expectations on strong order flows. Taiwan Semiconductor, the leading manufacturer of chipsets used in cell phones and other devices, benefited as demand remained robust. Samsung Electronics, the leading manufacturer of memory chips and cellphones, gained as strong memory chip prices boosted profits. Higher oil prices helped Russian oil producer Lukoil while favorable economic growth trends benefited Russian bank Sberbank.

Several of the Fund’s Chinese holdings came under selling pressure during the second half of the review period as the government initiated several measures that could push up costs and restrict growth opportunities. These included leading ecommerce company Alibaba, gaming and communication services provider Tencent, online search service Baidu, and food delivery and local deals platform Meituan. Japanese

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OCTOBER 31, 2021

investment firm Softbank, one of the largest shareholders in Alibaba, also underperformed.

Outlook

Most developed countries have lagged the U.S. in recent economic recovery trends, largely due to the relatively slower vaccination rates and smaller fiscal spending. That could change in the coming quarters as most countries fully open up and selectively increase fiscal spending. This is likely to be more pronounced in Europe where the $900+ billion regional recovery fund is in the early stages of implementation. Resurgent global demand for capital equipment and other industrial goods could provide another tailwind to the Eurozone and lift growth rates above 4% for 2021, as well as in 2022. Japan is also benefiting from similar trends, though the pace of growth is likely to moderate over the next twelve months.

Commodity exporters such as Canada, Australia, Brazil, Russia and South Africa are now enjoying one of the most favorable environments in years. While prices of select commodities, most notably lumber, have come off the multi-year highs seen earlier in 2021, they remain at very lucrative levels. Robust consumer demand in the developed world, particularly the U.S., should help sustain export volumes for Asian manufacturers. The surge in demand for semiconductors and other technology hardware has added a new dimension to export growth for countries such as Korea and Taiwan. It is notable that growth forecasts for these export-oriented economies have been revised higher in recent months.

We expect the favorable demand trends and inexpensive borrowing costs to lift corporate earnings further in the coming quarters. If fiscal spending picks up pace in some of the larger economies outside the U.S., as we anticipate it to, earnings expansion is likely to endure for some time. The Fund’s portfolio remains fully invested and diversified across regions and economic sectors as we continue to identify companies which we believe can excel in this environment. Global coordination to confront the onset and disruption of the COVID-19 pandemic was swift and the unwinding of the stimulus should be more gradual. Companies across the globe have learned to navigate and adapt quickly to the ever shifting economic and health environment.

Thank you for your confidence in the Thomas White International Fund.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Country and Industry Allocation as of October 31, 2021

Country Allocation	% of TNA
Australia	5.1%

Austria	0.6%

Brazil	3.6%

Canada	5.4%

China	7.7%

France	6.0%

Germany	7.3%

Greece	0.6%

Hong Kong	2.7%

India	0.9%

Ireland	1.1%

Italy	2.9%

Japan	15.1%

Mexico	0.7%

Netherlands	5.9%

Russia	4.1%

Singapore	0.6%

South Korea	8.1%

Spain	0.7%

Sweden	0.7%

Switzerland	5.2%

Taiwan	3.4%

United Kingdom	9.2%

Cash & Other	2.4%

Total	100.0%

Industry Allocation	% of TNA
Automobiles & Components	6.4%

Banks	13.8%

Capital Goods	12.4%

Commercial & Professional Services	2.6%

Consumer Durables & Apparel	2.7%

Consumer Services	1.1%

Diversified Financials	3.1%

Energy	3.6%

Food, Beverage & Tobacco	5.5%

Health Care Equipment & Services	2.4%

Insurance	1.6%

Materials	11.4%

Media & Entertainment	1.8%

Pharmaceuticals, Biotechnology & Life Sciences	5.5%

Retailing	1.9%

Semiconductors & Semiconductor Equipment	7.0%

Software & Services	2.9%

Technology Hardware & Equipment	5.1%

Telecommunication Services	3.7%

Transportation	2.2%

Utilities	0.9%

Cash & Other	2.4%

Total	100.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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Investment Portfolio	October 31, 2021

Country	Issue	Industry	Shares	Value (US$)

	COMMON STOCKS (95.8%)

	AUSTRALIA (5.1%)
	Aristocrat Leisure Limited +	Consumer Services	28,800	$1,016,909
	BHP Group Ltd. # +	Materials	27,200	746,084
	Brambles Ltd. +	Commercial & Professional Services	108,300	820,041
	Commonwealth Bank of Australia +	Banks	11,700	917,877
	CSL Limited +	Pharmaceuticals, Biotechnology & Life Sciences	5,250	1,190,392

				4,691,303

	AUSTRIA (0.6%)
	ANDRITZ AG +	Capital Goods	9,150	517,520

	BRAZIL (2.9%)
	JBS SA	Food, Beverage & Tobacco	170,000	1,179,861
	Petroleo Brasileiro SA - ADR	Energy	85,500	839,610
	Suzano SA *	Materials	70,300	611,971

				2,631,442

	CANADA (5.4%)
	Brookfield Asset Management, Inc. - Class A	Diversified Financials	22,900	1,382,586
	Magna International, Inc.	Automobiles & Components	8,100	658,878
	Royal Bank of Canada	Banks	10,800	1,124,156
	Shopify, Inc. - Class A *	Software & Services	700	1,022,070
	West Fraser Timber Co. Ltd.	Materials	9,800	784,649

				4,972,339

	CHINA (7.7%)
	Alibaba Group Holding Ltd. - ADR *	Retailing	10,700	1,764,858
	Baidu, Inc. - Class A * +	Media & Entertainment	34,000	695,452
	China Merchants Port Holdings Co. Ltd. +	Transportation	432,000	723,014
	COSCO SHIPPING Holdings Co. Ltd. - H Shares * +	Transportation	471,400	735,177
	Lenovo Group Limited +	Technology Hardware & Equipment	630,000	688,036
	Tencent Holdings Limited +	Media & Entertainment	16,300	1,012,006
	Weichai Power Co. Ltd. - H Shares +	Capital Goods	197,000	354,352
	Wuxi Biologics Cayman, Inc. * +	Pharmaceuticals, Biotechnology & Life Sciences	42,500	649,107
	Xiaomi Corp. - Class B * +	Technology Hardware & Equipment	157,000	432,460

				7,054,462

	FRANCE (6.0%)
	Air Liquide SA +	Materials	4,700	785,628
	BNP Paribas SA +	Banks	18,400	1,234,348
	Credit Agricole SA +	Banks	63,500	959,425

The accompanying notes are an integral part of these financial statements.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

	FRANCE (CONT.)
	Danone SA +	Food, Beverage & Tobacco	8,200	$534,850
	Eiffage SA +	Capital Goods	8,800	906,668
	LVMH Moet Hennessy Louis Vuitton SE +	Consumer Durables & Apparel	1,425	1,117,165

				5,538,084

	GERMANY (6.2%)
	Daimler AG +	Automobiles & Components	17,000	1,685,017
	Deutsche Telekom AG +	Telecommunication Services	63,300	1,176,953
	SAP SE +	Software & Services	5,600	811,044
	Siemens AG +	Capital Goods	10,000	1,621,029
	Volkswagen AG +	Automobiles & Components	1,300	422,404

				5,716,447

	GREECE (0.6%)
	Star Bulk Carriers Corp. #	Transportation	28,400	587,596

	HONG KONG (2.7%)
	Hong Kong Exchanges & Clearing Limited +	Diversified Financials	12,500	758,618
	Techtronic Industries Company Limited +	Capital Goods	81,500	1,674,636

				2,433,254

	INDIA (0.9%)
	HDFC Bank Ltd. - ADR	Banks	11,900	855,729

	IRELAND (1.1%)
	CRH PLC +	Materials	21,390	1,024,342

	ITALY (2.9%)
	Enel SpA +	Utilities	96,000	804,142
	Intesa Sanpaolo SpA +	Banks	408,300	1,163,162
	Poste Italiane SpA +	Insurance	51,900	741,300

				2,708,604

JAPAN (15.1%)
	Hitachi Ltd. +	Capital Goods	16,600	957,259
	Keyence Corp. +	Technology Hardware & Equipment	1,600	964,816
	MS&AD Insurance Group Holdings, Inc. +	Insurance	22,900	735,369
	Murata Manufacturing Co. Ltd. +	Technology Hardware & Equipment	8,200	624,163
	Nidec Corporation +	Capital Goods	11,100	1,227,653
	Nomura Research Institute Ltd. +	Software & Services	22,000	883,760
	Recruit Holdings Co. Ltd. +	Commercial & Professional Services	23,000	1,532,932
	Renesas Electronics Corp. * +	Semiconductors & Semiconductor Equipment	83,800	1,034,877
	Shin-Etsu Chemical Co. Ltd. +	Materials	5,500	980,600

The accompanying notes are an integral part of these financial statements.

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Investment Portfolio	October 31, 2021

Country	Issue	Industry	Shares	Value (US$)

JAPAN (CONT.)
	SMC Corp. +	Capital Goods	1,800	$1,076,548
	SoftBank Group Corp. +	Telecommunication Services	10,200	553,553
	Sony Group Corp. +	Consumer Durables & Apparel	11,600	1,340,759
	Sysmex Corp. +	Health Care Equipment & Services	7,500	932,217
	Toyota Industries Corporation +	Automobiles & Components	11,800	1,003,090

				13,847,596

MEXICO (0.7%)
	America Movil SAB de CV - Series L	Telecommunication Services	735,000	654,388

NETHERLANDS (5.9%)
	Airbus SE * +	Capital Goods	7,150	916,678
	ArcelorMittal SA +	Materials	26,400	890,899
	ASML Holding NV +	Semiconductors & Semiconductor Equipment	2,010	1,637,532
	ING Groep NV +	Banks	80,000	1,214,388
	Koninklijke Philips NV +	Health Care Equipment & Services	16,120	759,558

				5,419,055

RUSSIA (4.1%)
	LUKOIL PJSC - ADR +	Energy	23,900	2,433,551
	Sberbank of Russia PJSC - ADR +	Banks	67,000	1,343,690

				3,777,241

SINGAPORE (0.6%)
	Kulicke & Soffa Industries, Inc.	Semiconductors & Semiconductor Equipment	10,300	587,100

SOUTH KOREA (8.1%)
	Hyundai Motor Company +	Automobiles & Components	5,800	1,038,140
	KB Financial Group, Inc. +	Banks	23,130	1,114,519
	Korea Zinc Co. Ltd. +	Materials	1,650	759,548
	LG Chem Ltd. +	Materials	1,425	1,021,096
	POSCO +	Materials	1,750	442,405
	Samsung Electronics Co. Ltd. +	Technology Hardware & Equipment	35,150	2,105,907
	SK Telecom Co. Ltd. * +	Telecommunication Services	3,775	1,002,837

				7,484,452

SPAIN (0.7%)
	Banco Santander SA +	Banks	161,000	611,319

The accompanying notes are an integral part of these financial statements.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

SWEDEN (0.7%)
	Volvo AB - B Shares +	Capital Goods	28,100	$655,279

SWITZERLAND (5.2%)
	Lonza Group AG +	Pharmaceuticals, Biotechnology & Life Sciences	1,050	862,374
	Nestle SA +	Food, Beverage & Tobacco	13,800	1,822,847
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	3,500	1,355,945
	UBS Group AG +	Diversified Financials	39,000	711,409

				4,752,575

TAIWAN (3.4%)
	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	Semiconductors & Semiconductor Equipment	27,600	3,138,120

UNITED KINGDOM (9.2%)
	Anglo American PLC +	Materials	31,400	1,189,424
	Ashtead Group PLC +	Capital Goods	18,000	1,511,992
	AstraZeneca PLC +	Pharmaceuticals, Biotechnology & Life Sciences	8,150	1,016,908
	Barclays PLC +	Banks	544,200	1,501,481
	Diageo PLC +	Food, Beverage & Tobacco	29,900	1,488,513
	Glencore PLC +	Materials	242,800	1,217,192
	Smith & Nephew PLC +	Health Care Equipment & Services	30,300	521,280

				8,446,790

Total Common Stocks		(Cost $63,252,959)		88,105,037

PREFERRED STOCKS (1.8%)

BRAZIL (0.7%)
	Banco Bradesco SA - ADR (Perpetual, 6.17%) ^	Banks	182,600	639,100

GERMANY (1.1%)
	Volkswagen AG (Perpetual, 2.59%) ^ +	Automobiles & Components	4,700	1,053,234

Total Preferred Stocks		(Cost $1,504,423)		1,692,334

The accompanying notes are an integral part of these financial statements.

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Investment Portfolio	October 31, 2021

Country	Issue	Industry	Shares	Value (US$)

HELD AS COLLATERAL FOR SECURITIES LENDING (0.2%)

SHORT TERM INVESTMENT (0.2%)

MONEY MARKET FUND (0.2%)
	Northern Institutional Liquid Assets Portfolio, 0.03% (a)		161,550	$161,550

Total Held as Collateral for Securities Lending		(Cost $161,550)		161,550

Total Investments	97.8%	(Cost $64,918,932)		$89,958,921
Other Assets, Less Liabilities	2.2%			2,051,386
Total Net Assets:	100.0%			$92,010,307

Percentages	are stated as a percent of net assets.

*	Non-Income Producing Securities

#

All or a portion of securities on loan at October 31, 2021. The market value of the securities loaned was $901,232. The loaned securities were secured with cash collateral of $161,550 and non-cash collateral with a value of $845,871. The non-cash collateral received consists of short term investments and long term bonds, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices. - See Note 1(I) to Financial Statements

^	Maturity Date and Preferred Dividend Rate of Preferred Stock

+	Fair Valued Security

(a)	7-Day Effective Yield as of October 31, 2021.

PLC	- Public Limited Company

ADR	- American Depositary Receipt

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these financial statements.

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Thomas White International Fund

The following table summarizes the inputs used, as of October 31, 2021, in valuing the International Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks

Australia	$-------	$4,691,303	$-------	$4,691,303

Austria	-------	517,520	-------	517,520

Brazil	2,631,442	-------	-------	2,631,442

Canada	4,972,339	-------	-------	4,972,339

China	1,764,858	5,289,604	-------	7,054,462

France	-------	5,538,084	-------	5,538,084

Germany	-------	5,716,447	-------	5,716,447

Greece	587,596	-------	-------	587,596

Hong Kong	-------	2,433,254	-------	2,433,254

India	855,729	-------	-------	855,729

Ireland	-------	1,024,342	-------	1,024,342

Italy	-------	2,708,604	-------	2,708,604

Japan	-------	13,847,596	-------	13,847,596

Mexico	654,388	-------	-------	654,388

Netherlands	-------	5,419,055	-------	5,419,055

Russia	-------	3,777,241	-------	3,777,241

Singapore	587,100	-------	-------	587,100

South Korea	-------	7,484,452	-------	7,484,452

Spain	-------	611,319	-------	611,319

Sweden	-------	655,279	-------	655,279

Switzerland	-------	4,752,575	-------	4,752,575

Taiwan	3,138,120	-------	-------	3,138,120

United Kingdom	-------	8,446,790	-------	8,446,790
Total Common Stocks	$15,191,572	$72,913,465	$-------	$88,105,037
Preferred Stocks

Brazil	$639,100	$-------	$-------	$639,100

Germany	-------	1,053,234	-------	1,053,234
Total Preferred Stocks	639,100	1,053,234	-------	1,692,334

Short Term Investments	$161,550	$-------	$-------	$161,550
Total Investments	$15,992,222	$73,966,699	$-------	$89,958,921

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

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Investment Portfolio	October 31, 2021

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

	(Unaudited) Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Gross Operating Expenses[1]	Net Operating Expenses[1]
Investor Class	None	None	Up to 0.25%	None	1.62%	1.34%

1 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2022. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees. The net expense ratio is applicable to investors.

	Net Asset Value per Share (NAV)	Net Assets	Redemption Fee*	Portfolio Turnover
Investor Class	$18.93	$25.2 million	2.00%	14%

* On shares purchased and held for less than 60 days (as a percentage of amount redeemed, if applicable).

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OCTOBER 31, 2021

Total Returns as of October 31, 2021 (Unaudited)
		Annualized
Class	1 Yr	5 Yrs	10 Yrs

Investor Class shares (TWAOX)	46.18%	14.27%	12.56%

Russell Midcap Total Return Index[1]	45.40%	16.47%	14.78%

Russell Midcap Value Total Return Index[1]	48.60%	12.30%	13.18%

1 The Russell Midcap Total Return Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Value Total Return Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Total Return Index, and its secondary benchmark, the Russell Midcap Value Total Return Index, for the past 10 years through October 31, 2021. It assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten-year return was 226.51% for the Fund’s Investor Class shares, 296.93% for the primary benchmark, and 244.91% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was 8.95%. The Fund’s primary benchmark, the Russell Midcap Total Return Index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Fund’s secondary benchmark, the Russell Midcap Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

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OCTOBER 31, 2021

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Portfolio Managers

Wei Li, Ph.D., CFA

Douglas M. Jackman, CFA

Jinwen Zhang, Ph.D., CFA

John Wu, Ph.D., CFA

Rex Mathew, CFA, CMA

Performance Review

The Thomas White American Opportunities Fund Investor Class shares returned +46.18% during the one-year period ended October 31, 2021, while the Fund’s primary benchmark, the Russell Midcap Index, returned +45.40% and the secondary benchmark, the Russell Midcap Value Index, returned +48.60% during the same period.

U.S. equities saw strong gains during the one-year review period as domestic economic growth rebounded sharply after the forced shutdowns during the COVID-19 pandemic. Corporate earnings growth has been well ahead of expectations across most sectors, with even the sectors worst affected by shutdowns showing signs of a demand revival. While inflation risks have increased in recent months, the Federal Reserve remains confident that headline inflation numbers will moderate by the second half of 2022.

Portfolio Review

The Fund’s relative performance against the primary benchmark over the one-year review period was propelled by positive stock selection in the technology, healthcare, industrials and energy sectors. Selection was less effective in the real estate, utilities, materials and financials sectors. Being underweight the consumer staples and communication services sectors was beneficial, while being underweight the energy sector detracted from performance.

The Fund’s technology holdings continued to outperform on sustained optimism about vigorous demand growth that could drive earnings expansion. Helped by the ongoing supply shortages, most semiconductor and other hardware manufacturers have seen higher product prices in recent quarters. These included semiconductor processing equipment manufacturer LAM Research as well as KLA Corp, a semiconductor manufacturer. Fortinet, a network security solutions provider, was the best performer for the period on better than expected earnings growth. Oil producer Diamondback benefited from higher oil prices. Regions Financial, a bank holding company, outperformed as higher interest rates and lower credit risks should boost margins.

Sensata Technologies, a manufacturer of sensors and other components used in automotive and other industries, detracted the most from performance as volume growth remains soft. Electricity and natural gas utilities Xcel Energy and CMS Energy lagged as higher energy prices have restricted margins. Fast service restaurant Domino’s Pizza, one of the best performers last year, declined as it failed to meet lofty earnings expectations. Corteva, a manufacturer of agricultural inputs,

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

underperformed as higher input costs could limit earnings growth despite healthy demand.

Outlook

As we look ahead to 2022, economic growth could be tempered by fears of higher, persistent inflation and continued disruption in the global supply chain. The economic recovery over the past twelve months from the onset of the pandemic in February 2020 has been swift as the fiscal and monetary stimulus was highly effective. Going forward, the Federal Reserve has begun tapering its quantitative easing which is expected to end in the first half of 2022, with the prospect of higher interest rates becoming more likely in the second half of the year.

If current trends from wages and material costs hold, it is likely that corporate margins will come under pressure in the near term and earnings growth could moderate for businesses that are less capable of passing on higher costs to customers. We believe potential slowdowns due to new variants of COVID-19, continuing supply chain disruptions, and increased labor costs are the biggest threats to corporate earnings in the upcoming quarters.

The last twelve months have seen strong returns on the on-going recovery from the shock of the pandemic. Companies across the globe have learned to navigate and adapt quickly to the ever shifting environment. The Fund’s portfolio remains fully invested and diversified across economic sectors as we continue to identify companies which we believe can excel in this uncertainty.

We thank you for investing in the Thomas White American Opportunities Fund.

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OCTOBER 31, 2021

Portfolio Industry Allocation and Market Capitalization as of October 31, 2021

Industry Allocation	% of TNA
Automobiles & Components	1.1%

Banks	3.7%

Capital Goods	9.4%

Commercial & Professional Services	4.5%

Consumer Durables & Apparel	2.4%

Consumer Services	4.1%

Diversified Financials	4.1%

Energy	3.1%

Food, Beverage & Tobacco	1.3%

Health Care Equipment & Services	8.5%

Household & Personal Products	1.5%

Insurance	4.4%

Materials	6.6%

Media & Entertainment	1.8%

Pharmaceuticals, Biotechnology & Life Sciences	4.0%

Retailing	3.4%

Semiconductors & Semiconductor Equipment	4.7%

Software & Services	10.2%

Technology Hardware & Equipment	4.0%

Transportation	4.4%

Utilities	4.4%

REITs	7.3%

Cash & Other	1.1%

Total	100%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $46.4 billion)	16.0%

Mid Cap ($3.6-$46.4 billion)	82.9%

Cash & Other	1.1%

Total	100%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

	COMMON STOCKS (91.6%)

	AUTOMOBILES & COMPONENTS (1.1%)
	Ford Motor Co. *	15,700	$268,156

	BANKS (3.7%)
	Citizens Financial Group, Inc.	9,200	435,896
	Regions Financial Corporation	20,990	497,043

			932,939

	CAPITAL GOODS (9.4%)
	Carlisle Companies Incorporated	1,320	294,254
	Cummins, Inc.	1,040	249,434
	Huntington Ingalls Industries, Inc.	875	177,389
	The Middleby Corporation *	1,300	237,172
	Otis Worldwide Corp.	2,170	174,273
	Parker-Hannifin Corporation	990	293,624
	Sensata Technologies Holding PLC * ^	2,770	152,627
	Snap-on Incorporated	1,040	211,359
	Trane Technologies PLC ^	1,900	343,767
	W.W. Grainger, Inc.	520	240,817

			2,374,716

	COMMERCIAL & PROFESSIONAL SERVICES (4.5%)
	Booz Allen Hamilton Holding Corp.	2,645	229,745
	IHS Markit Ltd. ^	2,480	324,185
	Republic Services, Inc.	2,290	308,234
	TransUnion	2,290	264,014

			1,126,178

	CONSUMER DURABLES & APPAREL (2.4%)
	Brunswick Corporation	2,985	277,874
	Lennar Corporation - Class A	3,150	314,779

			592,653

	CONSUMER SERVICES (4.1%)
	Aramark	4,567	166,604
	Darden Restaurants, Inc.	1,300	187,382
	Marriott International Inc. - Class A *	1,210	193,624
	Service Corporation International	3,440	235,606
	Vail Resorts, Inc.	740	255,085

			1,038,301

	DIVERSIFIED FINANCIALS (4.1%)
	Ameriprise Financial, Inc.	1,380	416,939
	State Street Corp.	3,430	338,027
	Voya Financial, Inc.	4,110	286,755

			1,041,721

	ENERGY (3.1%)
	Diamondback Energy Inc.	4,460	478,067
	Pioneer Natural Resources Co.	1,570	293,559

			771,626

The accompanying notes are an integral part of these financial statements.

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Investment Portfolio	October 31, 2021

Industry	Issue	Shares	Value

FOOD, BEVERAGE & TOBACCO (1.3%)
	The Hershey Company	1,900	$ 333,165

HEALTH CARE EQUIPMENT & SERVICES (8.5%)
	Boston Scientific Corporation *	5,180	223,413
	Centene Corporation *	3,899	277,765
	The Cooper Companies, Inc.	440	183,445
	Hill-Rom Holdings, Inc.	1,980	306,702
	Laboratory Corporation of America Holdings *	1,205	345,859
	Molina Healthcare, Inc. *	740	218,833
	STERIS PLC ^	835	195,173
	Teleflex, Inc.	390	139,207
	Zimmer Biomet Holdings, Inc.	1,810	259,047

			2,149,444

HOUSEHOLD & PERSONAL PRODUCTS (1.5%)
	Church & Dwight Co., Inc.	4,290	374,774

INSURANCE (4.4%)
	Arch Capital Group Ltd. * ^	6,870	287,304
	Assurant, Inc.	1,810	291,971
	Everest Re Group Ltd. ^	1,040	271,960
	The Hartford Financial Services Group, Inc.	3,540	258,172

			1,109,407

MATERIALS (6.6%)
	Ball Corporation	2,940	268,951
	Corteva, Inc.	5,430	234,305
	Martin Marietta Materials, Inc.	1,130	443,909
	PPG Industries, Inc.	1,710	274,575
	Steel Dynamics, Inc.	6,880	454,630

			1,676,370

MEDIA & ENTERTAINMENT (1.8%)
	Match Group, Inc. *	1,810	272,912
	Twitter, Inc. *	3,410	182,571

			455,483

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (4.0%)
	Agilent Technologies, Inc.	2,970	467,746
	AstraZeneca PLC - ADR ^	1,805	112,596
	Charles River Laboratories International, Inc. *	965	432,976

			1,013,318

RETAILING (3.4%)
	AutoZone, Inc. *	254	453,349
	Ross Stores, Inc.	3,540	400,728

			854,077

The accompanying notes are an integral part of these financial statements.

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
	Analog Devices, Inc.	1,590	$ 275,849
	KLA Corporation	1,210	451,040
	Lam Research Corporation	540	304,328
	Qorvo, Inc. *	950	159,818

			1,191,035

	SOFTWARE & SERVICES (10.2%)
	Akamai Technologies, Inc. *	2,330	245,722
	ANSYS, Inc. *	450	170,811
	Cadence Design Systems, Inc. *	2,285	395,556
	EPAM Systems, Inc. *	350	235,634
	FleetCor Technologies, Inc. *	830	205,350
	Fortinet, Inc. *	1,540	517,964
	Global Payments, Inc.	2,005	286,695
	Synopsys, Inc. *	1,520	506,434

			2,564,166

	TECHNOLOGY HARDWARE & EQUIPMENT (4.0%)
	Arista Networks, Inc. *	1,080	442,465
	Keysight Technologies, Inc. *	1,880	338,437
	Motorola Solutions, Inc.	940	233,675

			1,014,577

	TRANSPORTATION (4.4%)
	GXO Logistics, Inc. *	2,210	196,248
	Kansas City Southern	1,040	322,660
	Old Dominion Freight Line, Inc.	1,195	407,913
	XPO Logistics, Inc. *	2,210	189,618

			1,116,439

	UTILITIES (4.4%)
	Alliant Energy Corporation	3,770	213,269
	Ameren Corporation	3,220	271,414
	CMS Energy Corporation	3,590	216,656
	DTE Energy Company	1,750	198,363
	Xcel Energy, Inc.	3,420	220,898

			1,120,600

Total Common Stocks		(Cost $12,741,373)	23,119,145

	REAL ESTATE INVESTMENT TRUSTS (REITs) (7.3%)

	REAL ESTATE (7.3%)
	AvalonBay Communities, Inc.	1,105	261,532
	Boston Properties, Inc.	1,585	180,119
	Digital Realty Trust, Inc.	1,330	209,887
	Duke Realty Corp.	7,950	447,108
	EastGroup Properties, Inc.	1,225	242,281
	Medical Properties Trust Inc.	10,500	223,965

The accompanying notes are an integral part of these financial statements.

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Investment Portfolio	October 31, 2021

Industry	Issue	Shares	Value

REAL ESTATE (CONT.)
	SBA Communications Corp.	825	$ 284,897

			1,849,789

Total REITs		(Cost $1,538,462)	1,849,789

Total Investments	98.9%	(Cost $14,279,835)	$24,968,934
Other Assets, Less Liabilities	1.1%		272,679
Total Net Assets:	100.0%		$25,241,613

Percentages are stated as a percent of net assets.

ADR	- American Depository Receipt

PLC	- Public Limited Company

*	Non-Income Producing Securities

^	Foreign Issued Securities

The industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

The accompanying notes are an integral part of these financial statements.

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Thomas White American Opportunities Fund

The following table summarizes the inputs used, as of October 31, 2021, in valuing the American Opportunities Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks

Automobiles & Components	$268,156	$-------	$-------	$268,156

Banks	932,939	-------	-------	932,939

Capital Goods	2,374,716	-------	-------	2,374,716

Commercial & Professional Services	1,126,178	-------	-------	1,126,178

Consumer Durables & Apparel	592,653	-------	-------	592,653

Consumer Services	1,038,301	-------	-------	1,038,301

Diversified Financials	1,041,721	-------	-------	1,041,721

Energy	771,626	-------	-------	771,626

Food, Beverage & Tobacco	333,165	-------	-------	333,165

Health Care Equipment & Services	2,149,444	-------	-------	2,149,444

Household & Personal Products	374,774	-------	-------	374,774

Insurance	1,109,407	-------	-------	1,109,407

Materials	1,676,370	-------	-------	1,676,370

Media & Entertainment	455,483	-------	-------	455,483

Pharmaceuticals, Biotechnology & Life Sciences	1,013,318	-------	-------	1,013,318

Retailing	854,077	-------	-------	854,077

Semiconductors & Semiconductor Equipment	1,191,035	-------	-------	1,191,035

Software & Services	2,564,166	-------	-------	2,564,166

Technology Hardware & Equipment	1,014,577	-------	-------	1,014,577

Transportation	1,116,439	-------	-------	1,116,439

Utilities	1,120,600	-------	-------	1,120,600
Total Common Stocks	$23,119,145	$-------	$-------	$23,119,145
REITs

Real Estate	$1,849,789	$-------	$-------	$ 1,849,789
Total REITs	$1,849,789	$-------	$-------	$ 1,849,789
Total Investments	$24,968,934	$-------	$-------	$24,968,934

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2021

	International Fund		American Opportunities Fund

ASSETS:

Investments in securities at market value[1,2]	$	89,958,921	$	24,968,934

Cash		1,132,723		325,600

Foreign currency[3]		6		-------

Receivables:

Securities lending		3		-------

Dividends		94,070		7,031

Reclaims		1,100,288		2,170

Investments sold		5,364		-------

Fund shares sold		6,027		-------

Prepaid expenses and other assets		32,028		11,282

Total assets		92,329,430		25,315,017

LIABILITIES:

Management and administrative fees payable (Note 4)		37,815		16,261

Business management fees payable (Note 4)		2,697		729

Trustee fees payable		9,499		2,501

Payable for Fund shares redeemed		23,697		25,782

Collateral on loaned securities (See Note 1)[2,4]		161,550		-------

Accrued fund accounting and fund administration fees		17,089		5,853

Accrued custody fees		28,337		927

Accrued printing and mailing expenses		6,959		1,190

Accrued professional fees		17,665		17,168

Accrued shareholder servicing fees		11,153		2,943

Accrued expenses and other liabilities		2,662		50

Total liabilities		319,123		73,404

Net Assets	$	92,010,307	$	25,241,613

NET ASSETS

Source of Net Assets:

Net capital paid in on shares of beneficial interest	$	57,641,511	$	13,103,258

Total distributable earnings		34,368,796		12,138,355

Net assets	$	92,010,307	$	25,241,613

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2021

	International Fund		American Opportunities Fund

INVESTOR CLASS SHARES

Net assets	$	20,300,229	$	25,241,613

Shares outstanding[5]		1,096,429		1,333,679

Net asset value and offering price per share	$	18.51	$	18.93

CLASS I SHARES

Net assets	$	71,710,078

Shares outstanding[5]		3,875,707

Net asset value and offering price per share	$	18.50

1 Cost Basis of Investments: International Fund: $64,918,932 including Securities lending collateral of $161,550 American Opportunities Fund: $14,279,835

2 Value of securities out on loan at 10/31/2021: International Fund: $901,232

3 Cost Basis of Cash denominated in foreign currencies: International Fund: $6

4 Non-cash collateral from securities on loan: International Fund: $845,871

5 There are an unlimited number of $.01 par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2021

	International Fund		American Opportunities Fund

INVESTMENT INCOME

Income:

Dividends[1]	$	1,965,725	$	260,724

Securities lending income (Note 1)		1,287		-------

Total investment income		1,967,012		260,724

Expenses (Note 1(B)):

Investment management fees (Note 4)		768,179		187,358

Business management fees (Note 4)		31,631		7,715

Fund accounting and fund administration fees		103,743		34,952

Custodian fees		40,502		6,328

Shareholder servicing fees		66,152		18,129

Trustees’ fees and expenses		38,618		9,144

Professional fees		127,230		42,840

Registration fees		39,947		23,548

Printing and mailing expenses		24,776		4,035

Administrative service fee (Note 4)		38,307		8,398

Other expenses		64,527		15,092

Total expenses		1,343,612		357,539

Reimbursement from Advisor (Note 4)		(393,515)		(61,292)

Net expenses		950,097		296,247

Net investment income (loss)		1,016,915		(35,523)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments and foreign currency translation		11,625,622		1,473,795

Net change in unrealized appreciation on investments and foreign currency transactions		8,276,792		6,387,355

Net realized and unrealized gain		19,902,414		7,861,150

Net increase in net assets resulting from operations	$	20,919,329	$	7,825,627

1 Net of issuance fees and/or foreign tax withheld of: International Fund: $241,511
American Opportunities: $775

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund

	Year Ended October 31,

		2021		2020

Change in net assets from operations:

Net investment income	$	1,016,915	$	764,746

Net realized gain (loss) on investments and foreign currency translation		11,625,622		(1,468,830)

Net changed in unrealized appreciation (depreciation) on investments and foreign currency translation		8,276,792		(462,365)

Net increase (decrease) in net assets resulting from operations		20,919,329		(1,166,449)

Distributions:

Distributable earnings - Investor Class		-------		(291,968)

Distributable earnings - Class I		-------		(1,135,834)

Total distributions		-------		(1,427,802)

Fund share transactions (Note 3)		(4,441,015)		(40,990,287)

Total increase (decrease) in net assets		16,478,314		(43,584,538)

Net assets:

Beginning of year		75,531,993		119,116,531

End of year	$	92,010,307	$	75,531,993

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	American Opportunities Fund

	Year Ended October 31,

		2021		2020

Change in net assets from operations:

Net investment income (loss)	$	(35,523)	$	47,057

Net realized gain on investments		1,473,795		8,765,420

Net change in unrealized appreciation (depreciation) on investments		6,387,355		(8,594,140)

Net increase in net assets resulting from operations		7,825,627		218,337

Total distributions from distributable earnings		-------		(4,247,427)

Fund share transactions (Note 3)		562,942		(24,883,766)

Total increase (decrease) in net assets		8,388,569		(28,912,856)

Net assets:

Beginning of year		16,853,044		45,765,900

End of year	$	25,241,613	$	16,853,044

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class

	Year Ended October 31,
		2021		2020		2019		2018		2017

Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$	14.47	$	14.80	$	13.86	$	17.88	$	14.97

Income from investment operations:

Net investment income [1]		0.16		0.10		0.32		0.25		0.14

Net realized and unrealized gains/(losses)		3.88		(0.22)		1.15		(2.44)		3.30

Total from investment operations		4.04		(0.12)		1.47		(2.19)		3.44

Distributions:

From net investment income		-------		(0.21)		(0.23)		(0.29)		(0.28)

From net realized gains		-------		-------		(0.30)		(1.54)		(0.25)

Total Distributions		-------		(0.21)		(0.53)		(1.83)		(0.53)

Change in net asset value for the year		4.04		(0.33)		0.94		(4.02)		2.91

Net asset value, end of year	$	18.51	$	14.47	$	14.80	$	13.86	$	17.88

Total Return		27.92%		(0.86)%		10.59%		(12.01)%		23.06%

Ratios/supplemental data

Net assets, end of year ($000)	$	20,300	$	17,983	$	26,331	$	29,473	$	43,811

Ratio to average net assets:

Expenses (net of reimbursement)		1.24%		1.24%		1.24%		1.24%		1.24%

Expenses (prior to reimbursement)		1.63%		1.63%		1.63%		1.34%		1.36%

Net investment income (net of reimbursement)		0.92%		0.71%		2.17%		1.32%		0.90%

Net investment income (prior to reimbursement)		0.53%		0.32%		1.78%		1.22%		0.78%

Portfolio turnover rate [2]		49%		24%		43%		38%		48%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class I

	Year Ended October 31,
		2021		2020		2019		2018		2017

Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$	14.43	$	14.75	$	13.81	$	17.79	$	14.98

Income from investment operations:

Net investment income [1]		0.21		0.13		0.35		0.27		0.25

Net realized and unrealized gains/(losses)		3.86		(0.20)		1.16		(2.42)		3.22

Total from investment operations		4.07		(0.07)		1.51		(2.15)		3.47

Distributions:

From net investment income		-------		(0.25)		(0.27)		(0.29)		(0.41)

From net realized gains		-------		-------		(0.30)		(1.54)		(0.25)

Total Distributions		-------		(0.25)		(0.57)		(1.83)		(0.66)

Change in net asset value for the year		4.07		(0.32)		0.94		(3.98)		2.81

Net asset value, end of year	$	18.50	$	14.43	$	14.75	$	13.81	$	17.79

Total Return		28.21%		(0.54)%		10.90%		(11.80)%		23.23%

Ratios/supplemental data

Net assets, end of year ($000)	$	71,710	$	57,549	$	92,785	$	181,179	$	277,287

Ratio to average net assets:

Expenses (net of reimbursement)		0.99%		0.99%		0.99%		0.99%		0.99%

Expenses (prior to reimbursement)		1.44%		1.49%		1.40%		1.18%		1.14%

Net investment income (net of reimbursement)		1.19%		0.88%		2.42%		1.53%		1.53%

Net investment income (prior to reimbursement)		0.74%		0.38%		2.01%		1.34%		1.38%

Portfolio turnover rate [2]		49%		24%		43%		38%		48%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class

	Year Ended October 31,
		2021		2020		2019		2018		2017

Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$	12.95	$	17.46	$	15.81	$	16.49	$	14.91

Income from investment operations:

Net investment income (loss) [1]		(0.03)		0.03		0.04		0.06		0.04

Net realized and unrealized gains/(losses)		6.01		(0.44)		2.08		-------		3.00

Total from investment operations		5.98		(0.41)		2.12		0.06		3.04

Distributions:

From net investment income		-------		(0.03)		(0.03)		(0.05)		(0.14)

From net realized gains		-------		(4.07)		(0.44)		(0.69)		(1.32)

Total Distributions		-------		(4.10)		(0.47)		(0.74)		(1.46)

Change in net asset value for the year		5.98		(4.51)		1.65		(0.68)		1.58

Net asset value, end of year	$	18.93	$	12.95	$	17.46	$	15.81	$	16.49

Total Return		46.18%		(2.87)%		13.37%		0.50%		20.45%

Ratios/supplemental data

Net assets, end of year ($000)	$	25,242	$	16,853	$	45,766	$	40,969	$	41,433

Ratio to average net assets:

Expenses (net of reimbursement/recoupment)		1.34%		1.34%		1.34%		1.34%		1.19%

Expenses (prior to reimbursement/recoupment)		1.62%		1.71%		1.55%		1.43%		1.19%

Net investment income (net of reimbursement/recoupment)		(0.16)%		0.19%		0.23%		0.31%		0.28%

Net investment income/(loss) (prior to reimbursement/recoupment)		(0.44)%		(0.18)%		0.02%		0.22%		0.28%

Portfolio turnover rate		14%		31%		20%		21%		29%

(1)	Net investment income per share represents net investment income divided by shares outstanding throughout the year.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements Year Ended October 31, 2021

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of shares (collectively referred to as the “Funds,” and each a “Fund”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. Class A and Class C shares of the International Fund closed on February 28, 2017 and, effective at the close of business on that date, the outstanding Class A and Class C shares of those Funds were converted to Class I shares, as applicable. The investment objective of each Fund is to seek long-term capital growth. The International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies.

The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value under the Trust’s Valuation Procedures as determined by management and approved in good faith by the Board of Trustees. As of October 31, 2021, all securities within each Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and, for the International Fund, adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market

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Notes to Financial Statements Year Ended October 31, 2021

participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the International Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently include administration fees, administrative services fees, printing expenses, registration fees and transfer agent fees, are recorded to the specific class.

For the year ended October 31, 2021, the multi-class fund expenses per class are as follows:

International Fund	Investor Class	Class I	Total

Expenses:

Investment management fees (Note 4)	$175,994	$592,185	$768,179

Business management fees (Note 4)	7,247	24,384	31,631

Fund accounting and fund administration fees	23,785	79,958	103,743

Custodian fees	9,362	31,140	40,502

Shareholder servicing fees	15,224	50,928	66,152

Trustees’ fees and expenses	8,861	29,757	38,618

Professional fees	29,288	97,942	127,230

Registration fees	9,148	30,799	39,947

Printing and mailing expenses	5,712	19,064	24,776

Administrative service fee (Note 4)	38,307	-------	38,307

Other expenses	14,730	49,797	64,527

Total expenses	337,658	1,005,954	1,343,612

Reimbursement of management fees	(80,006)	(269,094)	(349,100)

Reimbursement of class specific expenses	-------	(44,415)	(44,415)

Reimbursement from Advisor	(80,006)	(313,509)	(393,515)

Net expenses	$257,652	$692,445	$950,097

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Notes to Financial Statements Year Ended October 31, 2021

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class within the Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. Government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency translation include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the

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Notes to Financial Statements Year Ended October 31, 2021

financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2021, open Federal tax years include the tax years ended October 31, 2018 through 2021. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15%, there were no material accruals at period end.

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on the redemption of shares, as part of the dividends paid deduction for income tax purposes.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in

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Notes to Financial Statements Year Ended October 31, 2021

the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

When the Fund lends securities it receives cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for the Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent, Northern Trust, in accordance with pre-established guidelines as set forth in the securities lending agreement. The cash collateral would be invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and would be shown on the investment portfolio for the International Fund. The cash collateral, if any, is reflected in the Fund’s Statement of Assets and Liabilities in the line item labeled “Investments in securities at market value”. Non-cash collateral is not shown in the Fund’s investment portfolio nor disclosed in the Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2021 are as follows:

Fund	Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
International Fund	$901,232	$161,550	$845,871	$1,007,421

*	The Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

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Notes to Financial Statements Year Ended October 31, 2021

The International Fund has earned income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Income Earned
International Fund	$1,287

The Fund adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. There were no such obligations at October 31, 2021.

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The redemption fees were included in net capital paid (Note 3).

(K) REAL ESTATE INVESTMENT TRUSTS

The Funds have made certain investments in real estate investment trusts (“REITs”), which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the distributions received by the shareholders of the Funds may also be designated as a return of capital.

NOTE 2. SIGNIFICANT SHAREHOLDERS (Unaudited)

The following table indicates the number of shareholders who held a significant portion (greater than 5%) of the shares of each Class’s outstanding shares as of October 31, 2021. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	Aggregate % Held of Class
International Fund	Investor Class	5	84.1%

International Fund	Class I	3	75.2%

American Opportunities Fund	Investor Class	4	88.6%

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Notes to Financial Statements Year Ended October 31, 2021

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2021, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund

	Year Ended October 31, 2021			Year Ended October 31, 2020

	Investor Class			Investor Class

	Shares		Amount	Shares		Amount

Shares sold	40,685	$	729,980	42,668	$	604,815

Shares issued on reinvestment of dividends & distributions	-------		-------	16,963		256,494

Other transactions			-------			28	^

Shares redeemed	(186,903)		(3,336,187)^^	(596,415)		(8,654,840	)^^^

Net decrease	(146,218)	$	(2,606,207)	(536,784)	$	(7,793,503)

Shares outstanding:

Beginning of year	1,242,647			1,779,431

End of year	1,096,429			1,242,647

^ Reimbursement from U.S. Bancorp Fund Services, LLC due to NAV error.

^^ Net redemption fees of $13.

^^^ Net redemption fees of $407.

	Year Ended October 31, 2021			Year Ended October 31, 2020

	Class I			Class I

	Shares		Amount	Shares		Amount

Shares sold	405,820	$	7,299,963	799,606	$	10,421,339

Shares issued on reinvestment of dividends & distributions	-------		-------	42,283		637,238

Other transactions			-------			1,042	^

Shares redeemed	(519,498)		(9,134,771)^^	(3,142,595)		(44,256,403	)^^^

Net decrease	(113,678)	$	(1,834,808)	(2,300,706)	$	(33,196,784)

Shares outstanding:

Beginning of year	3,989,385			6,290,091

End of year	3,875,707			3,989,385

Total net decrease		$	(4,441,015)		$	(40,990,287)

^ Reimbursement from U.S. Bancorp Fund Services, LLC due to NAV error.

^^ Net redemption fees of $46.

^^^ Net redemption fees of $9.

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Notes to Financial Statements Year Ended October 31, 2021

American Opportunities Fund

	Year Ended October 31, 2021			Year Ended October 31, 2020

	Investor Class			Investor Class

	Shares		Amount	Shares		Amount

Shares sold	45,121	$	767,454	93,260	$	1,359,812

Shares issued on reinvestment of dividends & distributions	-------		-------	267,442		3,548,952

Shares redeemed	(12,758)		(204,512)	(1,680,301)		(29,792,530)

Total net increase (decrease)	32,363	$	562,942	(1,319,599)	$	(24,883,766)

Shares outstanding:

Beginning of year	1,301,316			2,620,915

End of year	1,333,679			1,301,316

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the year ended October 31, 2021, the International Fund and American Opportunities Fund paid the Advisor $768,179 and $187,358, respectively, in investment management fees.

During the year ended October 31, 2021, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Investor Class	Class I
International Fund	1.24%	0.99%

American Opportunities Fund	1.34%	n/a

The fee deferral/expense reimbursement agreement expires February 28, 2022.

The Advisor may recoup any previously waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed either (i) the current expense limitation or (ii) the expense limitation in effect at the time the expense is waived, provided the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the year ended October 31, 2021, the Advisor did not recoup any previously waived expenses.

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Notes to Financial Statements Year Ended October 31, 2021

As of October 31, 2021, the Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Year Incurred Expiration	10/31/2019 10/31/2022	10/31/2020 10/31/2023	10/31/2021 10/31/2024	Remaining Recoverable Amount
International Fund - Investor Class	$107,470	$89,672	$80,006	$277,148

International Fund - Class I	390,838	339,928	313,509	1,044,275

Total Fund	$498,308	$429,600	$393,515	$1,321,423

American Opportunities Fund - Investor Class	$88,392	$90,817	$61,292	$240,501

Total Fund	$88,392	$90,817	$61,292	$240,501

The Funds and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), are parties to a Fund Administration Servicing Agreement. Fund Services provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of Trustees of the Trust, as well as either providing the Trust with or procuring for the Trust the services of a Chief Compliance Officer in accordance with Rule 38a-1 of the 1940 Act. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets, accrued on a daily basis and paid to the Advisor on a monthly basis. For the year ended October 31, 2021, for the services provided under the Business Management Agreement, the International Fund and American Opportunities Fund paid the Advisor $31,631 and $7,715, respectively.

The Funds have adopted an Administrative Services Plan (the “Plan”) pursuant to which the Investor Class shares are authorized to make payments to the Advisor, for providing or for arranging for the provision of non-distribution, shareholder-related administrative services provided by the Advisor or by securities broker-dealers and other securities professionals, with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Plan, Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan. For the year ended October 31, 2021, fees incurred by the International Fund, and American Opportunities Fund pursuant to the Administrative Services Plan were $38,307 and $8,398, respectively, for the Investor Class.

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Notes to Financial Statements Year Ended October 31, 2021

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund. U.S. Bank, N.A. (“U.S. Bank”) is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - Fund Services serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, Fund Services is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 6. INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended October 31, 2021, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$42,533,771	$46,253,736

American Opportunities Fund	$3,554,422	$2,941,205

The American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the year ended October 31, 2021. The International Fund did not directly purchase or sell long term U.S. Government securities, except for purposes of securities lending during the year ended October 31, 2021.

At October 31, 2021, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Fund	$65,282,974	$26,786,101	$(2,110,154)	$24,675,947

American Opportunities Fund	$14,270,170	$10,836,029	$(137,265)	$10,698,764

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies

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Notes to Financial Statements Year Ended October 31, 2021

and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2021, the Funds’ tax year-end.

As of October 31, 2021, the following table shows the reclassifications made:

Fund	Distributable Earnings	Paid-In Capital
International Fund	$(590,425)	$590,425

American Opportunities Fund	$2,316	$(2,316)

At October 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Gains (Losses)	Total Distributable Earnings
International Fund	$1,273,415	$8,426,941	$24,675,947	$(7,507)	$34,368,796

American Opportunities Fund	$-------	$1,439,591	$10,698,764	$-------	$12,138,355

As of October 31, 2021, the Funds had no tax basis capital loss losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the International Fund were $2,074,971.

During the year ended October 31, 2021, the Funds did not pay any distributions.

The tax character of distributions paid during the period shown below was as follows:

Year Ended October 31, 2020

	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$1,425,332	$2,470	$-------	$1,427,802

American Opportunities Fund	$35,071	$-------	$4,212,356	$4,247,427

NOTE 7. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and

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Notes to Financial Statements Year Ended October 31, 2021

spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after October 31, 2021 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

48	www.thomaswhitefunds.com

Report of Independent Registered Public Accounting Firm

To the Shareholders of and

The Board of Trustees of

Lord Asset Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Thomas White International Fund and Thomas White American Opportunities Fund (the “Funds”), each a series of Lord Asset Management Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

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Report of Independent Registered Public Accounting Firm

the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 28, 2021

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2021 as follows:

Fund	Share Class	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	Investor Class	$505,539	$54,532	$0.0497

International Fund	Class I	$1,700,339	$183,412	$0.0473

QUALIFIED DIVIDEND INCOME

For the fiscal year ended October 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends received from ordinary income designated as qualified dividend income was as follows:

International Fund	0.00%

American Opportunities Fund	0.00%

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2021 was as follows:

International Fund	0.00%

American Opportunities Fund	0.00%

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The International Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or an itemized deduction for each share owned on the record date in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

Fund	Share Class	Foreign Tax Credit/Deduction	Foreign Tax Credit/Deduction per share
International Fund	Investor Class	$52,681	$0.0480

International Fund	Class I	$177,189	$0.0457

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2021 through October 31, 2021 for the Funds’ Investor Class and Class I, as applicable.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore, the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)

	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period	Ending Account Value October 31, 2021	Expenses Paid During Period

International Fund
Investor Class Shares	1.24%	$1,000.00	$1,022.70	$6.32	$1,018.95	$6.31

Class I Shares	0.99%	$1,000.00	$1,023.80	$5.05	$1,020.21	$5.04

American Opportunities Fund
Investor Class	1.34%	$1,000.00	$1,086.10	$7.05	$1,018.45	$6.82

*

Expenses for the International and American Opportunities Funds’ annualized expense ratio (after waiver and reimbursement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Additionally, you may obtain copies of Forms from the Funds upon request by calling 1-800-811-0535 or by visiting the Funds’ website at www.thomaswhitefunds.com/fund-reports-and-literature.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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Lord Asset Management Trust

Statement Regarding Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk, i.e., the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund (the “Program”). The Program is overseen by Thomas White International, Ltd. (the “Program Administrator”), the Funds’ investment adviser, through the Program Administrator’s Liquidity Risk Committee. The Funds’ Board of Trustees (“Board”) has approved the designation of the Program Administrator to oversee the Program. The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to timely meet its redemption obligations. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions. At a meeting of the Board held on June 25, 2021, the Program Administrator provided a written report to the Board addressing the operation, adequacy and effectiveness of implementation of the Program for the period from April 1, 2020 through March 31, 2021. During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator determined, and reported to the Board, that the Program had been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ Prospectus or Statement of Additional Information for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

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THOMAS WHITE FUNDS

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2021

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee & Officers who are not Trustees:

Douglas M. Jackman 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 54	Trustee, President	3 Years	President of Thomas White International, Ltd. (since 1995)	2	None

David M. Sullivan II 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 49	Vice President and Treasurer	21 years	Treasurer of the Thomas White Funds; Executive Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 41	Secretary and Chief Compliance Officer	10 years	Senior Vice President of Thomas White International, Ltd.	N/A	N/A

Independent Trustees:

Arthur J. Fiocco, Jr. 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 64	Trustee	6 Years	Vice President of Operations of Baxter International, Inc. (medical products) (since 2016, prior to which he was a Director (since 2015)).	2	None

Geri Sands Hansen 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 60	Trustee	3 Years	Retired; Co-Founder and Chief Investment Officer of Attucks Asset Management, LLC (2001-2015).	2	None

Elizabeth G. Montgomery 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 77	Trustee	20 years	Retired; former President, Graham Group (management consulting).	2	None

Robert W. Thomas 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 77	Trustee	15 years	Retired; former President of Thomas Laboratories, Inc. (pharmaceutical company).	2	None

John N. Venson 425 S. Financial Pl. Suite 3900 Chicago, IL 60605, 74	Trustee	27 years	Retired; former Dean of the California School of Podiatric Medicine (2008-2017); Doctor of Podiatric Medicine.	2	None

William H. Woolverton 425 S. Financial Pl. Suite 3900 Chicago, IL 60605 70	Trustee, Chairman	6 years	Private investor and Investment Management consultant (since 2019); Managing Director of DMS Governance Ltd. (fund governance) (2016-2019).	2	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees and is available upon request without charge by calling 1-800-811-0535.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	Maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	Maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

V. Limiting the Information We Can Share

Please call us at (312) 663-8300 or email us at info@thomaswhite.com if you would like us to limit:

•	The sharing of information about your creditworthiness to our affiliates for their everyday business purposes;

•	Our affiliates using your information to market to you; or

•	The sharing of your information to non-affiliates to market to you.

* As defined in Regulation S-P

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OFFICERS AND TRUSTEES

William H. Woolverton

Chairman of the Board

Arthur J. Fiocco, Jr.

Trustee

Geri Sands Hansen

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman

President and Trustee

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISOR

Thomas White International, Ltd.

425 S Financial Place, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Vedder Price P.C.

Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith. The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an Audit Committee financial expert serving on its Audit Committee. At this time, the Registrant believes that the experience provided by each member of the Audit Committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$29,000	$34,000
Audit-Related Fees	-	-
Tax Fees	$5,000	$6,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

1

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

2

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a of a date within 90 days prior to the filing date (the “Filing Date”) of this form N-CSR (the “Report”), the Registrant’s President and Treasurer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s President and Treasurer, as appropriate, to allow timely decisions regarding required disclosures.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company of 1940 sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)* /s/ Douglas M. Jackman
Douglas M. Jackman
President (Principal Executive Officer)

Date January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas M. Jackman
Douglas M. Jackman
President (Principal Executive Officer)

Date- January 6, 2022

By (Signature and Title)* - /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date- January 6, 2022

4